U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                        FORM 8-K
                                    (Amendment No. 3)


                                      CURRENT REPORT

                             PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): July 3, 2006

                                       ANDAIN, INC.
                  (Exact Name of Company as Specified in Its Charter)

          Nevada                        0-51216                 72-1530833
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                     5190 Neil Road, Suite 430, Reno, Nevada     89502
                     (Address of Principal Executive Offices)  (Zip Code)

               Company's telephone number, including area code:  (775)333-5997



               (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

     On July 3, 2006, the Company entered into an Acquisition Agreement with Pangea Investments GmbH, the controlling shareholder of the Company (see Exhibit 10.1). Under this agreement, the Company agreed to purchase from Pangea all of the outstanding common stock of Impact Active Team Ltd, Inc., an Israeli corporation. In return for acquiring these shares, the Company paid to Pangea 2,500,000 restricted shares of the Company's common stock. Under an Addendum to this Agreement, this transaction is not intended to close until the audited financial statements, and associated pro forma financial
statements, of Impact are completed.   These financial statements
have now been completed and this transaction will be considered to be closed upon the filing of this amended Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

     The Company has determined that the acquisition of Impact Active Team Ltd, Inc. must comply with Rule 3.05 of Regulation S-X, and therefore financial statements are being furnished for the two most recent fiscal years and any interim periods for this company. Pro forma financial information are also being furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Andain, Inc.



Dated: January 30, 2007                /s/ Sam Shlomo Elimelech
                                       Sam Shlomo Elimelech, President


                                   EXHIBIT INDEX

Number                              Description

10.1    Acquisition Agreement between the Company and Pangea
        Investments GmbH, dated July 3, 2006 (not including
        Schedule 1, Disclosure Schedule) (incorporated by reference to Exhibit 10.1 of the Form 8-K filed on July 6, 2006).

10.2    Technology Purchase Agreement between the Company and
        Pangea Investments GmbH, dated July 3, 2006 (incorporated by reference to Exhibit 10.2 of the Form 8-K filed on July 6, 2006).

10.3    Consulting Agreement between the Company and Pangea
        Investments GmbH, dated July 3, 2006 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed on July 6, 2006).

10.4 Business Development Services Agreement between the Company and Pangea Investments GmbH, dated July 3, 2006
        (incorporated by reference to Exhibit 10.4 of the Form 8-K filed on July 6, 2006).

10.5    Finder's Fee Agreement between the Company and Pangea
        Investments GmbH, dated July 3, 2006 (incorporated by reference to Exhibit 10.5 of the Form 8-K filed on July 6, 2006).

10.6 Employment Agreement between the Company and Sam Elimelech, dated July 3, 2006 (incorporated by reference to Exhibit
        10.6 of the Form 8-K filed on July 6, 2006).

10.7 Employment Agreement between the Company and Gai Mar-Chaim, dated July 3, 2006 (incorporated by reference to Exhibit
        10.7 of the Form 8-K filed on July 6, 2006).

10.8    Addendum to Acquisition Agreement between the Company and
        Pangea Investments GmbH, dated July 25, 2006 (incorporated by reference to Exhibit 10.8 of the Form 8-K/A filed on August 18, 2006).


                        MORGENSTERN, SVOBODA & BAER, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                          40 Exchange Place, Suite 1820
                              New York, N. Y. 10005
                              Tel:  (212) 925-9490
                              Fax:  (212) 226-9134
                            E-Mail:  MORGENCPA@CS.COM

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Impact Active Team Ltd.

     We have audited the accompanying balance sheets of the Impact Active Team Ltd. ("the Company") as of December 31, 2005 and 2004, and the related statements of operations and comprehensive loss, changes in shareholder's deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impact Active Team Ltd. as of December 31, 2005 and 2004 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements for the years ended December 31, 2005 and 2004 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company's recurring losses from operations and net stockholders' capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Morgenstern, Svoboda & Baer, P.C.
Certified Public Accountants
October 31, 2006


                           IMPACT ACTIVE TEAM LTD.
                               BALANCE SHEETS

                                                  December 31,     December 31,
                                                      2005             2004
ASSETS

Current Assets
     Cash and cash equivalents                    $    4,563       $        14
     Prepaid Israeli taxes and tax refunds due         4,731             4,867
     Related party receivables                            --            38,533
Total Current Assets                              $    9,294       $    43,414

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
     Short-term bank credit                       $       --       $    35,535
     Accrued expenses                                  3,748                --
     Related party payables                            7,836                --
     Other                                            14,589            15,588
Total Current Liabilities                         $   26,173       $    51,123

Shareholders' Deficit
     Common stock: Par value (see note 5);
     authorized 40,000                            $       21       $        21
     shares, issued and outstanding 100 shares
     Accumulated deficit                             (16,733)           (6,816)
     Unrealized loss on currency translation            (167)             (914)
     Total Shareholders' Deficit                     (16,879)           (7,709)

Total Liabilities and Shareholders' Deficit       $    9,294       $    43,414

                   See Accountants' Report and Accompanying Notes


                                  IMPACT ACTIVE TEAM LTD.
                                  STATEMENTS OF OPERATIONS

                                                         For The Years Ended
                                                              December 31,
                                                         2005            2004

Income from Operations                             $    93,890     $        --

Operating Expenses                                     103,807           5,610

Net Loss from Operations                                (9,917)         (5,610)

Foreign Currency Translation Adjustment                    747            (252)

Comprehensive Loss                                 $    (9,170)     $   (5,862)

Basic and Diluted Loss Per Share                   $    (99.17)     $   (56.10)

Number of Shares                                           100             100

                   See Accountants' Report and Accompanying Notes


                                 IMPACT ACTIVE TEAM LTD.
                     STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
                    FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004



                                                                         Accumulated
                                                                             Other            Total
                                   Common Stock        Accumulated       Comprehensive     Stockholders'
                                 Shares      Amount      Deficit             Loss            Deficit
Balance at December 31, 2003         100     $      21   $   (1,026)       $     (662)       $   (1,847)

Foreign Currency Translation                                     --              (252)             (252)

Net Loss for the Year Ended                                  (5,610)               --            (5,610)
     December 31, 2004

Balance at December 31, 2004         100            21       (6,816)             (914)           (7,709)

Foreign Currency Translation                                     --               747               747

Net Loss for the Year Ended                                  (9,917)               --            (9,917)
     December 31, 2005

Balance at December 31, 2005         100     $      21   $  (16,733)       $     (167)       $  (16,879)


                             See Accountants' Report and Accompanying Notes


                                          IMPACT ACTIVE TEAM LTD.
                                          STATEMENTS OF CASH FLOWS

                                                         For The Years Ended
                                                              December 31,
                                                         2005            2004

Cash Flow from Operating Activities:
     Net loss                                          $  (9,917)     $ (5,610)
     Adjustments required to reflect net cash flows
     from operating activities:
     Changes in operating assets and liabilities
     Decrease (increase) in related party receivables     38,533       (28,484)
        Decrease (increase) in prepaid taxes
        and other receivables                                136        14,627
        Increase (decrease) in related party payables      7,836            --
        Increase (decrease) in accrued expenses
        and other payables                                 2,749        (3,972)
Net Cash Provided by (Used In) Operating Activities       39,337       (23,439)

Cash Flow from Investing Activities:                          --            --

Cash Flow from Financing Activities:
     Short-term bank credit funds received                    --        23,691
     Short-term bank credit repaid                       (35,535)           --
Net Cash Provided by (Used In) Financing Activities      (35,535)       23,691

Translation Differences                                      747          (252)

Increase in Cash Balances                                  4,549            --

Cash Balance at Beginning of Year                             14            14

Cash Balance at End of Year                           $    4,563      $     14

Supplemental Cash Flow Information:
Interest                                              $    2,643      $  3,694
Income Taxes                                          $       --      $     --

Non-cash Investing and Financing Activities           $       --      $     --

                  See Accountants' Report and Accompanying Notes


                                 IMPACT ACTIVE TEAM LTD.
                             NOTES TO THE FINANCAIL STATEMENTS
                              AS OF DECEMBER 31, 2005 and 2004

NOTE 1 - GENERAL

Impact Active Team Ltd., an Israeli company ("Company"), was incorporated on May 2, 2002 and commenced operations shortly after. The Company is primarily engaged in consulting for companies in the bio-technical and life science industries.

The Company is located in Israel and maintains its books and records, and reports on a calendar year basis.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed in the preparation of the financial statements are as follows:

Foreign Currency Translation.

The Company's financial statements have been prepared in New Israeli Shekels ("NIS") that is the Company's functional currency. The NIS values were translated into United States Dollars. Assets and liabilities were translated at the representative exchange rates as published by the Bank of Israel in effect at the balance sheets dates. Common stock balances were converted at historic rates of exchange. Revenues and expenses were translated using the average representative exchange rates for the year. Gains and/or losses resulting from such translations of the balance sheets and income statements are recorded as a separate balance sheet item. Gains and losses resulting from the exchange rate fluctuations on transactions denominated in a currency other than the Israeli shekel during the year are included in earnings as occurred.

The exchange rates referred to were as follows:

        May 2, 2002 - date of incorporation             4.8570 NIS
        December 31, 2003                               4.3790 NIS
        December 31, 2004                               4.3080 NIS
        December 31, 2005                               4.6030 NIS
        2004 average                                    4.4780 NIS
        2005 average                                    4.4860 NIS

Cash and Cash Equivalence.

Cash equivalents consist of highly liquid investments that include short-term bank deposits with original maturities of up to three months.

Estimates and Assumptions.

The preparation of financial statements in conformity with generally accepted accounting principles recognizes that management may make estimates and assumptions that affect the amounts reported in the of financial statements and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition.

Revenue is recognized when earned or when invoiced by its subcontractors. Expenses are recognized when incurred, or when billed by its subcontractors.

Earnings Per Share.

Basic earnings per ordinary share are calculated based on the weighted average number of ordinary shares outstanding for each period presented. During all periods reported in these financial statements there were no options or warrants issued or outstanding. Therefore, diluted loss does not differ from basic loss per share. Basic loss per share, based on ordinary shares with a par value of NIS 1 per share amounted to $99.17 and $56.10 for the years ended December 31, 2005 and 2004, respectively.

Income Taxes.

Deferred income taxes are provided using the asset and liability method under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Income taxes on foreign operations are provided based upon the statutory tax rates of the applicable foreign country. U.S. income taxes have not been provided on foreign earnings.

Generally Accepted Accounting Principles

As applicable to these financial statements, Israeli accounting principles are substantially identical in all material respects to accounting principles accepted in the United States.

Consolidation of Variable Interest Entities

In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin
(ARB) Mo. 51." FIN 46 provides guidance for determining whether an entity is a variable interest entity ("VIE") and which equity investor of that VIE, if any, should include the VIE in its consolidated financial statements. In December 2003, the FASB staff revised FIN 46 (FIN 46(R)) to clarify some of the provisions. The revision delayed the effective date for application of FIN 46(R) until periods ending after March 15, 2004, for all types of VIE's other than special purpose entities. We determined that the parties related to the Company did not qualify for consolidation by us under the provisions of FIN 46(R).

NOTE 3 - RELATED PARTIES

Pangea Investments GmbH

The two directors of the Company each owned fifty percent of the stock of the Company from the Company's incorporation until December 31, 2005. On January 1, 2006, they signed on agreement with a Swiss corporation named Pangea Investments GmbH ("Pangea") whereby all of the Company's stock was sold to Pangea. The directors incorporated and managed the Company in concert with Pangea with the original intention of eventually making the aforementioned sale of equity. Those two individuals remain in their capacities of directors.

Enterprise Capital A.G. Israel Ltd.

During 2004, the Company performed activities for Enterprise Capital A.G. GmbH, a Swiss corporation and fully owned subsidiary of Pangea ("Swiss Enterprise") (See Note 3A). Swiss Enterprise funded the activity with a loan to the Company. In 2004, all assets, liabilities and transactions that related to those activities were transferred to Enterprise Capital A.G. Israel Ltd., a newly formed Israeli company wholly owned by Swiss Enterprise pursuant to an agreement of January 1, 2004 ("Enterprise"). At December 31, 2004 the amount receivable from Swiss Enterprise totaled $38,533.

Managing Directors

The managing directors of the Company gave personal bank guarantees and interest-free loans to the Company during 2005 in order to help finance the Company's day to day operations. Those loans are to be repaid upon demand. At December 31, 2005 those loans payable totaled $7,836.

NOTE 4 - CONTINGENCIES

Yardeni Security Locks (2003) Ltd. ("Yardeni") is an Israeli company incorporated by the Company's general managers as part of the Company's dealing with Swiss Enterprise (See Note 3B). The Company gave an unlimited bank guarantee in favor of Yardeni. The Company manager represent that Yardeni is now in liquidation and that the Company's bank guarantee has been cancelled.

NOTE 5 - SHAREHOLDERS' EQUITY

The Company's share capital is composed of ordinary common shares of NIS 1 (approximately $0.22) par value as follows:

                                                     Number of Shares
                                          Authorized         Issued and Paid Up
                                            40,000                  100

NOTE 6 - INCOME AND CONSULTATIONS

POC

High Tech (1992) Ltd. ("POC") is managed and partially owned by one of the Company's general managers. The Company is party to an affiliation agreement with POC signed on June 23, 2004. The principle terms of the agreement, as far as they effect these financial statements, are as follows:

     - The Company is to act as a subcontractor for all consulting assignments performed by one of the Company's managing directors within POC.

     - The parties agree to reimburse each other for all expenses incurred in the course of performing the subcontracted assignments.

     - The parties agree to assist each other in technical services, administrative services and funding and to pay for such services.

     - Mutual indemnification.

The effect of the agreement is that POC bills its clients for the Company's consulting services and the Company bills POC a similar amount. Concurrently, POC bills the Company for all expenses it incurred for the appropriate assignment.

The first year the agreement was put into effect was 2005.

NOTE 7 - RENT

The Company paid no rent for its offices. The Company's offices are maintained in the homes of the directors rent-free.

NOTE 8 - GOING CONCERN

The Company is a relatively new company. The Company's loss and working capital deficiencies are currently being funded by related party loans that are payable upon demand. In the event that such funding does not continue and is not replaced, but such loans are required to be repaid, the Company will not be able to continue operations. Management intends to raise capital sufficient for the Company to finance its ongoing operations.

NOTE 9 - INCOME TAXES

As of December 31, 2005, the Company had a net operating loss carryforward that may be carried forward to future years without limitation.

In accordance with the Income Tax Law (Adjustments due to Inflation)
- 1985, the loss carryforward is denominated in NIS and linked to the Israeli consumer price index.


                               IMPACT ACTIVE TEAM LTD.
                                    BALANCE SHEET
                                  SEPTEMBER 30, 2006
                                      (Unaudited)

                                       ASSETS

Current Assets
Cash and cash equivalents                                            $  87,746
Prepaid Israeli taxes and tax refunds due                                2,061
Other receivables                                                          388

Total Current Assets                                                    90,195

Fixed assets, net                                                       29,570

Total Assets                                                         $ 119,765

                       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accrued expenses                                                     $   6,595
Related party payables                                                 125,743
Loans                                                                   28,394

Total Current Liabilities                                              160,732

Shareholders' Deficit
Common stock: Par value (see Note 5); authorized
     40,000 shares, issued and outstanding 100 shares                       21
Accumulated deficit                                                    (38,180)
Unrealized loss on currency translation                                 (2,808)

Total Shareholders' Deficit                                            (40,967)

Total Liabilities and Shareholders' Deficit                          $ 119,765

                                 See Accompanying Notes


                                 IMPACT ACTIVE TEAM LTD.
                                 STATEMENTS OF OPERATIONS
                                        (Unaudited)



                                                                      For The Nine            For The Nine
                                                                      Months Ended            Months Ended
                                                                      September 30,           September 30,
                                                                           2006                    2005
Income from Operations                                                $   128,670             $   71,224

Operating Expenses                                                        146,187                 75,755

Net Loss from Operations                                                  (17,517)                (4,531)

Interest Expense, Net                                                      (3,930)                (2,341)

Net Loss                                                                  (21,447)                (6,872)

Foreign Currency Translation Adjustment                                    (2,641)                   730

Comprehensive Loss                                                    $   (24,088)            $   (6,142)

Basic & Diluted Loss Per Share                                        $   (214.47)            $   (68.72)

Number of Shares                                                              100                    100


                                              See Accompanying Notes


                                       IMPACT ACTIVE TEAM LTD.
                                       STATEMENTS OF CASH FLOWS
                                              (Unaudited)


                                                                      For The Nine            For The Nine
                                                                      Months Ended            Months Ended
                                                                      September 30,           September 30,
                                                                           2006                    2005
Cash Flow from Operating Activities:
Net loss                                                              $  (21,447)             $    (6,872)
  Adjustments required to reflect net cash flows
  from operating activities:
   Changes in operating assets and liabilities
        Decrease (increase) in related party receivables                      --                   38,533
        Decrease (increase) in prepaid taxes and other receivables         2,282                  (68,922)
        Increase (decrease) in related party payables                    117,907                    2,445
        Increase (decrease) in accrued expenses and other payables        16,652                   69,664
           Total changes in operating assets and liabilities             136,841                   41,720
  Expense items not involving cash flows
   Depreciation                                                              496                       --
Net Cash Provided by Operating Activities                                115,890                   34,848

Cash Flow from Investing Activities:
  Purchase of fixed assets                                              (30,066)                       --
Net Cash Used In Investing Activities:                                  (30,066)                       --

Cash Flow from Financing Activities:
  Short-term bank credit repaid                                              --                   (35,535)
Net Cash Used in Financing Activities                                        --                   (35,535)

Translation Differences                                                  (2,641)                      730

Increase in Cash Balances                                                83,183                        43

Cash Balance at Beginning of Period                                       4,563                        14

Cash Balance at End of Period                                         $  87,746               $        57

Supplemental Cash Flow Information:
  Interest                                                            $     442               $        --
  Income taxes                                                        $      --               $        --

Non-Cash Investing and Financing Activities                           $      --               $        --


                                             See Accompanying Notes


                                   IMPACT ACTIVE TEAM LTD.
                      NOTES TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS
                                  AS OF SEPTEMBER 30, 2006

NOTE 1 - GENERAL

Impact Active Team Ltd., an Israeli company ("Company"), was incorporated on May 2, 2002 and commenced operations shortly after. The Company is primarily engaged in consulting for companies in the bio-technical and life science industries.

The Company is located in Israel and maintains its books and records, and reports on a calendar year basis.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed in the preparation of the financial statements are as follows:

A.  Foreign currency translation

The Company's financial statements have been prepared in New Israeli Shekels ("NIS") that is the Company's functional currency. The NIS values were translated into United States dollars. Assets and liabilities were translated at the representative exchange rates as published by the Bank of Israel in effect at the balance sheet dates. Certain account balances such as stock issued, fixed assets and their depreciation were converted at historic rates of exchange. Revenues and expenses other than depreciation were translated using the average representative exchange rates for the year. Gains and/or losses resulting from such translation of the balance sheets and income statements are recorded as a separate balance sheet item. Gains and losses resulting from exchange rate fluctuations on transactions denominated in a currency other than the Israeli shekel during the year are included in earnings as incurred.

The exchange rates referred to were as follows:

                                                          1 US $

     May 2, 2002 - date of incorporation                  4.8570 NIS
     December 31, 2003                                    4.3790 NIS
     December 31, 2004                                    4.3080 NIS
     December 31, 2005                                    4.6030 NIS
     September 30, 2006                                   4.3020 NIS
     Average for 2004                                     4.4780 NIS
     Average for 2005                                     4.4860 NIS
     Average for January -September 2006                  4.5220 NIS

B.  Cash and cash equivalents

Cash equivalents consist of highly liquid investments that include short-term bank deposits with original maturities of up to three months.

C.  Fixed Assets

Fixed assets are presented at cost less depreciation accumulated to the end of the period.

Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets, at the following annual rates:

      Automobile                                 15%

D.  Estimates and assumptions

The preparation of financial statements in conformity with generally accepted accounting principles recognize that management may make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 3 - RELATED  PARTIES

A.  Pangea Investments GmbH

The two managing directors of the Company each owned fifty percent of the stock of the Company from the Company's incorporation until December 31, 2005. On January 1, 2006 they signed an agreement with a Swiss corporation named Pangea Investments GmbH ("Pangea") whereby all of the Company's stock was sold to Pangea. Those two individuals remain managing directors of the Company.

B.  Andain Inc. and TPDS Ltd.

On July 3, 2006, Pangea Investments GmbH transferred all its stock in the Company to Andain, Inc. ("Andain". During the period ended September 30, 2006, Andain transferred to the Company 672,170 NIS (US$151,800) for disbursement in Israel according to Andain's instructions. Part of those funds were used to incorporate TPDS Ltd., an Israeli company owned 69% by Andain, to finance initial activities of TPDS Ltd. The Company also supervised TPDS's initial operations. The Company also used part of those funds to pay certain attorneys in Israel as instructed by Andain. The remainder is to be expended in Israel as directed by Andain.

C.  Enterprise Capital A. G. Israel Ltd.

During 2004 the Company performed activities for Enterprise Capital
A. G. GmbH ("Swiss Enterprise"), a fully owned subsidiary of Pangea (See Note 3A.). Swiss Enterprise funded those activities with a loan to the Company. In 2004, all assets, liabilities and transactions that related to those activities were transferred to Enterprise Capital A. G. Israel Ltd. ("Enterprise") a newly formed Israeli company wholly owned by Swiss Enterprise pursuant to an agreement of January 1, 2004.

D.  Managing directors

The managing directors of the Company gave personal bank guarantees and interest-free loans to the Company during 2005 in order to help finance the Company's day to day operations. Those loans were repaid in 2006. A daughter of one of the managing directors was employed by the Company without salary and only received reimbursement for expenses.

NOTE 4 - FIXED ASSETS, NET

      Cost                                        NIS           US $

Balance at Jan 1, 2006                                --      $        --
Current period purchases                         131,000           30,066
   Balance at September 30, 2006                 131,000           30,066
Depreciation                                          --               --
Balance at January 1, 2006                            --               --
Current period depreciation                        2,153              496
Balance at Sept 30, 2006                           2,153              496
Depreciated cost at Sept 30, 2006                128,847      $    29,570

NOTE 5 - SHAREHOLDERS' EQUITY

The Company's share capital is composed of ordinary common shares of NIS 1 (approximately $0.22) par value as follows:

                                                     Number of Shares
                                          Authorized        Issued and Paid Up
                                            40,000                 100

NOTE 6 - INCOME AND CONSULTATION

POC

High Tech (1992) Ltd. ("POC") is managed and partially owned by one of the Company's general managers. The Company is party to an affiliation agreement with POC signed on June 23, 2004. The principle terms of the agreement, as far as they effect these financial statements, are as follows:

     - The Company is to act as a subcontractor for all consulting assignments performed by one of the Company's managing directors within POC.

     - The parties agree to reimburse each other for all expenses incurred in the course of performing the subcontracted assignments.

     - The parties agree to assist each other in technical services, administrative services and funding and to pay for such services.

     - Mutual indemnification.

The effect of the agreement is that POC bills its clients for the Company's consulting services and the Company bills POC a similar amount. Concurrently, POC bills the Company for all expenses it incurred for the appropriate assignment.

The first year the agreement was put into effect was 2005.

NOTE 7 - RENT

The Company paid no rent for its offices. The Company's offices are maintained in the homes of the directors rent-free.

                                   ANDAIN, INC.
                 UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the purchase of all the common stock of Impact Active Team Ltd., an Israeli corporation ("Impact"), in exchange for 2,500,000 restricted shares of common stock of Andain, Inc., a Nevada corporation ("Andain"), valued at $0.001 per share, or $2,500.

The acquisition of Impact will close upon the filing of this amended Form 8-K and is being accounted for as a transfer of net assets between entities under common control. This is due to the fact that the Company's controlling shareholder (Pangea Investments GmbH) was the sole owner of Impact and merely transferred its interest in Impact to Andain. This type of transaction is accounted for differently than under the purchase method, in that the net assets are transferred at cost, versus fair market value, resulting in no goodwill. Such financial information has been prepared from and should be read in conjunction with the historical financial statements of Andain and Impact.

The Pro Forma Balance Sheet gives effect to the transaction as if it has occurred on September 30, 2006. The Pro Forma Statements of Operations gives effect to the transaction as if it had occurred at the beginning of each period presented, thereby combining the results of operations for the years ended December 31, 2004 and 2005, and for the nine months ended September 30, 2006 for both Andain and Impact.


                                    ANDAIN, INC.
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2004
                                   (Unaudited)


                                                                                Pro-Forma
                                                           Impact Active        Combining       Pro-Forma
                                           Andain Inc.       Team Ltd.          Adjustments      Combined
Income from Operations                     $        --     $        --          $        --     $      --

Operating Expenses                               7,270           2,493                   --         9,763

Net Loss from Operations                        (7,270)         (2,493)                  --        (9,763)

Other Income (Expense)
  Financing expense, net                            --          (3,117)                  --        (3,117)

Net Loss                                        (7,270)         (5,610)                  --       (12,880)

Foreign Currency Translation Adjustment             --            (252)                  --          (252)

Comprehensive Loss                         $    (7,270)    $    (5,862)         $        --     $ (13,132)

Basic and Diluted Loss Per Share (1)       $        --     $    (56.10)         $     56.10     $      --

Weighted Average Number of
   Common Shares Outstanding (2)                    --             100                 (100)           --


(1) To eliminate loss per share based on subsidiary shares having been eliminated in combination.

(2)  To eliminate shares of subsidiary in combination.


                                        ANDAIN, INC.
                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 2005
                                       (Unaudited)



                                                                                Pro-Forma
                                                           Impact Active        Combining       Pro-Forma
                                           Andain Inc.       Team Ltd.          Adjustments      Combined
Income from Operations                     $        --     $     93,890         $        --     $   93,890

Operating Expenses                              12,118          101,164                  --        113,282

Net Loss from Operations                       (12,118)          (7,274)                 --        (19,392)

Other Income (Expense)
  Financing expense, net                            --           (2,643)                 --         (2,643)

Net Loss                                       (12,118)          (9,917)                 --        (22,035)

Foreign Currency Translation Adjustment             --              747                  --            747

Comprehensive Loss                         $   (12,118)    $     (9,170)        $        --     $  (21,288)

Basic and Diluted Loss Per Share (1)       $     (0.02)    $     (99.17)        $     99.16     $    (0.03)

Weighted Average Number of
   Common Shares Outstanding (2)               814,932              100                (100)       814,932


(1) To eliminate loss per share based on subsidiary shares having been eliminated in combination.

(2)  To eliminate shares of subsidiary in combination.


                                        ANDAIN, INC.
                           PRO FORMA CONSOLIDATED BALANCE SHEET
                                     SEPTEMBER 30, 2006
                                         (Unaudited)



                                                                                Pro-Forma
                                                           Impact Active        Combining       Pro-Forma
                                           Andain Inc.       Team Ltd.          Adjustments      Combined
                                                      ASSETS

Current Assets:
  Cash and cash equivalents                $   157,700     $     87,746         $  (140,800)(1) $   104,646
  Prepaid Israeli taxes and tax
   refunds due                                      --            2,061                  --           2,061
  Prepaid expenses                                 500              388                  --             888
Total Current Assets                           158,200           90,195            (140,800)        107,595

Fixed Assets, Net                                   --           29,570                  --          29,570

Total Assets                               $   158,200     $    119,765         $  (140,800)    $   137,165

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Accrued expenses                         $     3,400     $      6,595         $        --     $     9,995
  Related party payables                       122,631          125,743            (151,800)(1)(2)   96,574
  Loans                                             --           28,394                  --          28,394
Total Current Liabilities                      126,031          160,732            (151,800)        134,963

Shareholders' Deficit:
  Preferred stock, par value $0.001                 --               --                  --              --
  Common stock, par value $0.001                 9,980               21                 (21)(4)       9,980
  Additional paid-in capital                   149,730               --                  21 (5)     149,751
  Accumulated deficit                         (127,541)         (38,180)             11,000 (3)   (154,721)
  Unrealized loss on currency translation           --           (2,808)                 --         (2,808)
Total Shareholders' Deficit                     32,169          (40,967)             11,000          2,202

Total Liabilities and Shareholders'
  Deficit                                  $   158,200      $   119,765         $  (140,800)   $   137,165


(1) To eliminate $140,800 of monies transferred to subsidiary shown on parent's books as cash and on subsidiary's books as related party payable.

(2)  To eliminate $11,000 of parent company expenses remitted by subsidiary.

(3) To reflect the effect on combined retained earnings of decrease in expenses referred to in (2).

(4)  To eliminate subsidiary stock in combination.

(5) To reflect increase in combined paid-in capital resulting from issuance of subsidiary stock.


                                        ANDAIN, INC.
                      PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
                                          (Unaudited)


                                                                                Pro-Forma
                                                           Impact Active        Combining       Pro-Forma
                                           Andain Inc.       Team Ltd.          Adjustments      Combined
Income from Operations                     $        --     $   128,670          $        --     $  128,670

Operating Expenses                             108,153         146,187              (11,000)(1)    243,340

Net Loss from Operations                      (108,153)        (17,517)              11,000       (114,670)

Other Income (Expense)
  Financing expense, net                            --          (3,930)                             (3,930)

Net Loss                                      (108,153)        (21,447)              11,000       (118,600)

Foreign Currency Translation Adjustment             --          (2,641)                  --         (2,641)

Comprehensive Loss                         $  (108,153)    $   (24,088)          $   11,000     $ (121,241)

Basic and Diluted Loss Per Share           $     (0.02)    $   (214.47)          $   214.46(3)  $    (0.03)

Weighted Average Number of
   Common Shares Outstanding                 4,611,832             100                (100)(2)   4,611,832


(1)  To eliminate $11,000 of parent company expenses remitted by subsidiary.

(2)  To eliminate shares of subsidiary in combination.

(3) To eliminate loss per share based on subsidiary shares having been eliminated in combination.